UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 22, 2014
Date of Report (Date of earliest event reported)

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-26366	23-2812193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

732 Montgomery Avenue, Narberth, Pennsylvania	19072
(Address of principal executive offices)	(Zip Code)

(610) 668-4700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operation and Financial Condition.

On July 22, 2014, Royal Bancshares of Pennsylvania, Inc. (“Royal”) issued a press release announcing its financial results for the period ended June 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events

As described in the prospectus relating to the shareholder rights offering, the Company has elected to extend the expiration date of the rights offering to 5:00 p.m. Eastern Time on August 8, 2014. Shareholders of the Company who hold their shares through a broker, dealer, bank or other nominee should contact their nominee as soon as possible if they wish to participate in the rights offering and have not been contacted by their broker, dealer, bank or other nominee in connection with the rights offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated July 22, 2014, regarding financial results for the period ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BANCSHARES OF PENNSYLVANIA, INC.
Dated: July 22, 2014
	By:	/s/ Michael S. Thompson
Michael S. Thompson
Chief Financial Officer